                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  Form 8-K/A
                                Amendment No. 1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934
Date of Report (Date of earliest event reported):  June 27, 1994

                           CoreStates Financial Corp
- ------------------------------------------------------------------------------
              (Exact name of registrant as specified in Charter)

Pennsylvania                     0-6897                  23-1899716
- ------------------------------------------------------------------------------
(State or other                   (Commission            (IRS Employee
jurisdiction of                  File Number)           identification No.)
incorporation)

          Centre Square West, 1500 Market Street
          Philadelphia, Pennsylvania                    19101
- ------------------------------------------------------------------------------
(Address of principal executive offices)                Zip Code

Registrant's telephone, including area code:            (215) 973-3806
                                                        --------------

- ------------------------------------------------------------------------------
(Former name and former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.                       Page
                                                                  ----

(a)  Restated Financial Information of
     CoreStates Financial Corp and Subsidiaries
               (Unaudited)

     (1)  Introductory Note to Restated Financial
          Information (Unaudited)                                   3

     (2)  Restated Condensed Combined Balance Sheet
          (Unaudited) as of March 31, 1994                          4

     (3)  Footnotes to Restated Condensed
          Combined Balance Sheet                                    5

     (4)  Restated Condensed Combined Statement of
          Income (Unaudited) for the three months
          ended March 31, 1994                                      6

     (5)  Restated Condensed Combined Statement of
          Income (Unaudited) for the three months
          ended March 31, 1993                                      7

     (6)  Restated Condensed Combined Statement of
          Income (Unaudited) for the year ended
          December 31, 1993                                         8

     (7)  Restated Condensed Combined Statement of
          Income (Unaudited) for the year ended
          December 31, 1992                                         9

     (8)  Restated Condensed Combined Statement of
          Income (Unaudited) for the year ended
          December 31, 1991                                         10

     (9)  Footnotes to Restated Condensed Combined
          Statements of Income                                      11

     Pro Forma Financial Information of CoreStates
     Financial Corp and Subsidiaries (Unaudited)

     (10) Introductory Note to Pro Forma Financial
          Information (Unaudited)                                   12

     (11) Pro Forma Condensed Combined Balance Sheet
          (Unaudited) as of June 30, 1994                           13

     (12) Footnotes to Pro Forma Condensed
          Combined Balance Sheet                                    14

     (13) Pro Forma Condensed Combined Statement of
          Income (Unaudited) for the six months
          ended June 30, 1994                                       15

     (14) Pro Forma Condensed Combined Statement of
          Income (Unaudited) for the year ended
          December 31, 1993                                         16

     (15) Footnotes to Pro Forma Condensed Combined
          Statements of Income                                      17


     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this Form 8-K/A, amendment No. 1 to its current report on Form 8-K dated June 27, 1994 to be signed on its behalf by the undersigned thereunto duly authorized.

                              CORESTATES FINANCIAL CORP


                              By: /s/ Albert W. Mandia
                              -----------------------
                              Albert W. Mandia
                              Executive Vice President, Finance
                              (Principal Accounting Officer)


Dated:  September 13, 1994

                       RESTATED FINANCIAL INFORMATION OF
                  CORESTATES FINANCIAL CORP AND SUBSIDIARIES
                                  (UNAUDITED)


          The following unaudited condensed combined financial statements reflect the restatement for the acquisition of Independence Bancorp, Inc. ("Independence") under the pooling of interests method of accounting ("the Merger"). Under such method of accounting, the historical book values of the assets, liabilities and shareholders' equity of Independence, as reported on its consolidated balance sheet, and modified for intercompany balances, are carried over onto the consolidated balance sheet of CoreStates and no goodwill or other intangible assets are created. CoreStates will include in its Consolidated Statement of Income for the year ending December 31, 1994 the results of operations of Independence beginning January 1, 1994, as modified for intercompany transactions and has combined and restated as its income for prior periods the reported results of operations of Independence for such prior periods, as modified for intercompany transactions.

          The accompanying income statements for the three months ended March 31, 1994 and the year ended December 31, 1993 have been restated subsequent to the release of March 31, 1994 financial statements to reflect merger-related charges of $127.8 million after-tax, or $0.89 per share, related to the March 16, 1994 acquisition of Constellation Bancorp ("Constellation") in the first quarter of 1994, rather than in the fourth quarter of 1993 as previously reported. This restatement was made after discussions with the Securities and Exchange Commission staff which resulted in these charges being reflected in the quarter that the acquisition was consummated. This restatement has no effect on CoreStates' financial position as reported for either March 31, 1994 or June 30, 1994. The restatement also has no effect on CoreStates' basic operating results, excluding the one-time merger-related charges. On a pre-tax basis, the merger-related charges consisted of a $120.0 million provision for loan losses, a $28.0 million addition to the OREO reserve, $13.0 million for the writedown of purchased mortgage servicing rights and related assets, and $34.0 million for expenses directly attributable to the Constellation acquisition.

          This restated financial information is based on the adjustments set forth herein and in the notes to such statements. The restated information has been prepared using the historical consolidated financial statements of both CoreStates and Independence and should be read in conjunction with such historical financial statements and notes thereto. Certain amounts have been reclassified for comparative purposes. The restated condensed combined financial statements do not purport to be indicative of the combined financial position or results of operations for future periods or indicative of the results that actually would have been realized had the entities been combined during these periods.

          The accompanying unaudited restated financial statements reflect an equivalent per Independence Common Share value of 1.5 CoreStates Common Shares which represents the number of CoreStates Common Shares issued upon consummation of the Merger on June 27, 1994 in exchange for each Independence Common Share outstanding.

          Cash dividends per share declared for the periods presented assume that CoreStates would have declared cash dividends per share equal to the cash dividends per share declared by CoreStates prior to December 31, 1993.

          Unaudited proforma financial information reflecting CoreStates proposed business combination with Germantown Savings Bank ("Germantown") is presented on pages 13-17. See "Pro Forma Financial Information" on page 12.

                   RESTATED CONDENSED COMBINED BALANCE SHEET

                                  (UNAUDITED)

                                March 31, 1994

                   (in thousands, except per share amounts)

                                                                                           CoreStates
                                                 CoreStates          Independence             and
                                                    and              Bancorp and          Independence
                                                Subsidiaries         Subsidiaries           Restated
                                              ----------------     ----------------     ----------------
ASSETS

Cash and due from banks.....................     $2,278,945            $114,600           $2,329,479 (A)

Time deposits...............................      1,289,804              42,395            1,332,199

Investment securities held-to-maturity......      2,058,251                                2,058,251

Investment securities available for sale....        375,672             566,629              921,681 (C)

Loans.......................................     18,535,299           1,691,393           20,201,692 (A)

Allowance for loan losses...................       (532,606)            (33,016)            (565,622)
                                              --------------      --------------       --------------
  Net Loans.................................     18,002,693           1,658,377           19,636,070

Federal funds sold and securities
  purchased under agreements
  to resell.................................        403,662              72,500              442,462 (A)

Trading account securities..................          3,761                                    3,761

Due from customers on
  acceptances...............................        304,102                                  304,102

Premises and equipment......................        378,730              33,051              411,781

Other assets................................        596,571              67,925              650,259 (A)(C)
                                              --------------      --------------       --------------
                                                $25,692,191          $2,555,477          $28,090,045
                                              ==============      ==============       ==============

LIABILITIES

Deposits:

  Domestic:

   Non-interest bearing.....................     $6,272,922            $374,626           $6,583,482 (A)

   Interest bearing.........................     11,651,676           1,754,043           13,405,719

  Overseas branches and
    subsidiaries............................        728,645                                  728,645
                                              --------------      --------------       --------------
    Total deposits..........................     18,653,243           2,128,669           20,717,846

Funds borrowed..............................      2,191,643              51,406            2,209,349 (A)

Bank acceptances outstanding................        305,109                                  305,109

Other liabilities...........................      1,046,567              28,870            1,059,781


Long-term debt..............................      1,478,531             132,880            1,586,411 (A)
                                              --------------      --------------       --------------
     Total liabilities......................     23,675,093           2,341,825           25,878,496
                                              --------------      --------------       --------------

SHAREHOLDERS' EQUITY

Common stock................................        129,146              29,296              145,650 (B)(C)

Capital surplus.............................        680,532              92,606              778,485 (B)(C)

Retained earnings...........................      1,262,193              94,140            1,342,187 (C)

Treasury stock..............................        (54,773)             (2,390)             (54,773)(C)
                                              --------------      --------------       --------------
     Total shareholders' equity.............      2,017,098             213,652            2,211,549
                                              --------------      --------------       --------------
                                                $25,692,191          $2,555,477          $28,090,045
                                              ==============      ==============       ==============
Book Value per Share........................         $15.88              $18.47               $15.41

See footnotes to Restated Condensed Combined Balance Sheet.

                        FOOTNOTES TO RESTATED CONDENSED
                             COMBINED BALANCE SHEET


(A) Reflects the elimination of intercompany deposits and Federal funds transactions.

(B) Reflects the conversion of 11.566 million outstanding Independence Common Shares on March 31, 1994 into 17.349 million CoreStates Common Shares.


(C) Reflects the cancellation of 563,000 shares of Independence Common Shares owned by CoreStates and carried at fair value and 152,742 shares of Independence Common Shares held as Treasury stock.

                           CORESTATES FINANCIAL CORP

                RESTATED CONDENSED COMBINED STATEMENT OF INCOME

                                  (UNAUDITED)


                       Three Months Ended March 31, 1994

                   (in thousands, except per share amounts)

                                                                                                                CoreStates
                                                                       CoreStates         Independence             and
                                                                          and              Bancorp and         Independence
                                                                      Subsidiaries       Subsidiaries(A)         Combined
                                                                      ------------       ---------------       ------------
INTEREST INCOME
 Interest and fees on loans........................................    $358,299             $33,893               $391,908
 Interest on investment securities.................................      32,176               7,850                 40,026
 Interest on time deposits in banks................................      14,445                 351                 14,796
 Interest on federal funds sold and securities purchased
   under agreements to resell......................................       2,278                 303                  2,458 (B)
 Other interest income.............................................          21                                         21
                                                                       --------             -------               --------
   Total interest income..........................................      407,219              42,397                449,209
                                                                       --------             -------               --------
INTEREST EXPENSE
 Interest on deposits..............................................      73,643              13,098                 86,741
 Interest on funds borrowed........................................      16,766                 317                 16,960 (B)
 Interest on long-term debt........................................      15,286               2,168                 17,170
                                                                       --------             -------               --------
   Total interest expense.........................................      105,695              15,583                120,871
                                                                       --------             -------               --------
Net interest income...............................................      301,524              26,814                328,338
Provision for losses on loans.....................................      145,000               1,905                146,905
                                                                       --------             -------               --------
Net interest income after provision for losses on loans...........      156,524              24,909                181,433
                                                                       --------             -------               --------
NON-INTEREST INCOME
 Service charges on deposit accounts..............................       43,818               2,204                 46,022
 Trust income.....................................................       23,365               1,228                 24,593
 Fees for international services..................................       18,139                                     18,139
 Debit and credit card fees.......................................       13,726                 672                 14,398
 Securities gains (losses)........................................        6,911                 (14)                 6,897
 Other operating income...........................................       33,425               2,473                 35,898
                                                                       --------             -------               --------
   Total non-interest income.....................................       139,384               6,563                145,947
                                                                       --------             -------               --------
NON-FINANCIAL EXPENSES
 Salaries, wages and benefits.....................................      147,398              11,530                158,928
 Net occupancy....................................................       28,451               1,741                 30,192
 Equipment expenses...............................................       17,789               1,415                 19,204
 Other operating expenses.........................................      154,764               8,246                163,010
                                                                       --------             -------               --------
   Total non-financial expenses..................................       348,402              22,932                371,334
                                                                       --------             -------               --------
Income (loss) before income taxes................................       (52,494)              8,540                (43,954)
Provision for income taxes.......................................       (16,606)              2,647                (13,959)
                                                                       --------             -------               --------
Income (loss) before cumulative effect of a
  change in accounting principle..................................      (35,888)              5,893                (29,995)
Cumulative effect of a change in
  accounting principle (F)........................................                           (3,430)                (3,430)
                                                                       --------             -------               --------
     Net income (loss)............................................     $(35,888)            $ 2,463               $(33,425)
                                                                       ========             =======               ========
Average common shares outstanding.................................      128,089              11,542                144,612

PER COMMON SHARE DATA
Income before cumulative effect of a change in
  accounting principle............................................       $(0.28)              $0.50                 $(0.21)
Net income (loss).................................................       $(0.28)              $0.21                 $(0.23)
Cash dividends declared...........................................        $0.30               $0.29                  $0.30

See Footnotes to Restated Condensed Combined Statements of Income

                           CORESTATES FINANCIAL CORP
                RESTATED CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)

                       Three Months Ended March 31, 1993

                   (In thousands, except per share amounts)

                                                                                                               CoreStates
                                                                              CoreStates       Independence       and
                                                                                 and           Bancorp and    Independence
                                                                             Subsidiaries    Subsidiaries(A)    Combined
                                                                             ------------    ---------------  ------------
INTEREST INCOME
 Interest and fees on loans..................................................  $353,798         $35,424         $389,222
 Interest on investment securities...........................................    45,521           9,696           55,217
 Interest on time deposits in banks..........................................    12,560             403           12,297
 Interest on federal funds sold and securities purchased under agreements to
   resell....................................................................     1,586             196            1,779(B)
 Other interest income.......................................................        13                               13
                                                                               --------         -------         --------
    Total interest income...................................................    413,478          45,719          459,158
                                                                               --------         -------         --------

INTEREST EXPENSE
 Interest on deposits........................................................    88,071          16,186          104,257
 Interest on funds borrowed..................................................    13,281             865           14,143(B)
 Interest on long-term debt..................................................    16,965           1,889           18,818
                                                                               --------         -------         --------
    Total interest expense..................................................    118,317          18,940          137,218
                                                                               --------         -------         --------
Net interest income.........................................................    295,161          26,779          321,940
Provision for losses on loans...............................................     27,500           3,225           30,725
                                                                               --------         -------         --------
Net interest income after provision for losses on loans.....................    267,661          23,554          291,215
                                                                               --------         -------         --------

NON-INTEREST INCOME
 Service charges on deposit accounts.........................................    40,590           2,052           42,642
 Trust income................................................................    24,209           1,163           25,372
 Fees for international services.............................................    15,483                           15,483
 Debit and credit card fees..................................................    13,271             545           13,816
 Securities gains (losses)...................................................     3,022            (173)           2,849
 Other operating income......................................................    26,643           3,001           29,644
                                                                               --------         -------         --------
    Total non-interest income...............................................    123,218           6,588          129,806
                                                                               --------         -------         --------

NON-FINANCIAL EXPENSES
 Salaries, wages and benefits................................................   142,624          11,713          154,337
 Net occupancy...............................................................    27,578           1,663           29,241
 Equipment expenses..........................................................    17,492           1,545           19,037
 Other operating expenses....................................................    90,628           7,832           98,460
                                                                               --------         -------         --------
    Total non-financial expenses............................................    278,322          22,753          301,075
                                                                               --------         -------         --------
Income before income taxes..................................................    112,557           7,389          119,946
Provision for income taxes..................................................     37,507           2,158           39,665
                                                                               --------         -------         --------
Income before cumulative effect of a change in accounting principle.........     75,050           5,231           80,281
                                                                               --------         -------         --------
Cumulative effect of a change in
  accounting principle (D)..................................................    (13,010)                         (13,010)
                                                                               --------         -------         --------
Net income..................................................................   $ 62,040         $ 5,231         $ 67,271
                                                                               ========         =======         ========
Average common share outstanding............................................    128,300          11,404          145,109

PER COMMON SHARE DATA
Income before cumulative effect of a change in accounting principle.........      $0.58           $0.46            $0.55
Net income..................................................................      $0.48           $0.46            $0.46
Cash dividends declared.....................................................      $0.27           $0.29            $0.27

See Footnotes to Restated Condensed Combined Statements of Income

                           CORESTATES FINANCIAL CORP
                RESTATED CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1993
                   (in thousands, except per share amounts)

                                             CoreStates       Independence     CoreStates &
                                                and         Bancorp, Inc and   Independence
                                            Subsidiaries    Subsidiaries (A)     Combined
                                            ------------    ----------------   -------------
Interest Income:
  Interest and fees on loans..............   $1,442,794        $142,221          $1,585,015
  Interest on investment securities.......      172,748          32,422             205,170
  Interest on time deposits in banks......       43,049           1,373              44,340
  Interest on federal funds sold and
    securities purchased under
    agreements to resell..................        6,119           1,269               7,280(B)
  Other interest income...................           59                                  59
                                             ----------        --------          ----------
       Total interest income..............    1,664,769         177,285           1,841,864
                                             ----------        --------          ----------

Interest Expense:
  Interest on deposits....................      320,086          59,727             379,813
  Interest on funds borrowed..............       64,457           2,652              67,001(B)
  Interest on long-term debt..............       61,572           8,289              69,779
                                             ----------        --------          ----------
       Total interest expense.............      446,115          70,668             516,593
                                             ----------        --------          ----------

       Net interest income................    1,218,654         106,617           1,325,271
Provision for losses on loans.............      110,000          11,201             121,201
                                             ----------        --------          ----------
       Net interest income after
         provision losses on loans........    1,108,654          95,416           1,204,070
                                             ----------        --------          ----------

Non-Interest Income:
  Service charges on deposit accounts.....      170,786           8,642             179,428
  Trust income............................       97,306           4,487             101,793
  Fees for international services.........       69,432                              69,432
  Debit and credit card fees..............       59,500           2,217              61,717
  Securities gains........................       15,748             362              16,110
  Other operating income..................      131,882          13,668             145,550
                                             ----------        --------          ----------
       Total non-interest income..........      544,654          29,376             574,030
                                             ----------        --------          ----------

Non-Financial Expenses:
  Salaries, wages and benefits............      576,470          46,498             622,968
  Net occupancy...........................      108,295           6,656             114,951
  Equipment expenses......................       69,072           5,772              74,844
  Other operating expenses................      394,424          34,675             429,099
                                             ----------        --------          ----------
       Total non-financial expenses.......    1,148,261          93,601           1,241,862
                                             ----------        --------          ----------
  Income before income taxes..............      505,047          31,191             536,238
  Provision for income taxes..............      165,497           8,312             173,809
                                             ----------        --------          ----------
  Income before cumulative effect of a
    change in accounting principle........      339,550          22,879             362,429
  Cumulative effect of a change in
    accounting principle, net of tax (D)..      (13,010)                            (13,010)
                                             ----------        --------          ----------
  Net income..............................     $326,540         $22,879            $349,419
                                             ==========        ========          ==========

  Average common shares outstanding.......      128,570          11,438             145,398
  Per Common Share Data:
  Income before cumulative effect of a
    change in accounting principle........        $2.64           $1.98               $2.49
  Net Income..............................        $2.54           $1.98               $2.40
  Cash dividends declared.................        $1.14           $1.16               $1.14

See Footnotes to Restated Condensed Combined Statements of Income.

                           CORESTATES FINANCIAL CORP
                RESTATED CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1992
                   (in thousands, except per share amounts)

                                             CoreStates       Independence     CoreStates &
                                                and           Bancorp  and     Independence
                                            Subsidiaries    Subsidiaries (A)     Combined
                                            ------------    ----------------   ------------
Interest Income:
  Interest and fees on loans..............   $1,497,408        $150,355          $1,647,763
  Interest on investment securities.......      194,029          44,863             238,851 (B)
  Interest on time deposits in banks......       55,635           2,298              58,613
  Interest on federal funds sold and
    securities purchased under
    agreements to resell..................       15,622             932              16,554
  Other interest income...................           57                                  57
                                             ----------        --------          ----------
       Total interest income..............    1,762,751         199,128           1,961,838
                                             ----------        --------          ----------

Interest Expense:
  Interest on deposits....................      489,503          80,952             570,455
  Interest on funds borrowed..............       57,070           3,410              60,480
  Interest on long-term debt..............       72,828           5,638              78,425 (B)
                                             ----------        --------          ----------
       Total interest expense.............      619,401          90,000             709,360
                                             ----------        --------          ----------

       Net interest income................    1,143,350         109,128           1,252,478
Provision for losses on loans.............      129,300          30,950             160,250
                                             ----------        --------          ----------
       Net interest income after
         provision for losses on loans....    1,014,050          78,178           1,092,228
                                             ----------        --------          ----------

Non-Interest Income:
  Service charges on deposit accounts.....      154,667           8,465             163,132
  Trust income............................       92,654           4,077              96,731
  Fees for international services.........       60,247                              60,247
  Debit and credit card fees..............      149,892           2,186             152,078
  Securities gains (losses)...............       15,085          (1,280)             13,805
  Other operating income..................      114,178          10,493             124,671
                                             ----------        --------          ----------
       Total non-interest income..........      586,723          23,941             610,664
                                             ----------        --------          ----------

Non-Financial Expenses:
  Salaries, wages and benefits............      582,067          45,837             627,904
  Net occupancy...........................      106,203           6,562             112,765
  Equipment expenses......................       79,350           6,239              85,589
  Other operating expenses................      445,723          34,612             480,335
                                             ----------        --------          ----------
       Total non-financial expenses.......    1,213,343          93,250           1,306,593
                                             ----------        --------          ----------
  Income before income taxes..............      387,430           8,869             396,299
  Provision for income taxes..............      126,408           1,757             128,165
                                             ----------        --------          ----------
  Income before cumulative effect of a
    change in accounting principle........      261,022           7,112             268,134
  Cumulative effect of a change in
    accounting principle, net of tax (E)..      (84,946)          4,378             (84,946)(C)
                                             ----------        --------          ----------
  Net income..............................     $176,076         $11,490            $183,188
                                             ==========        ========          ==========

  Average common shares outstanding.......      119,350          11,173             135,813
  Per Common Share Data:
  Income before cumulative effect of a
    change in accounting principle........        $2.19           $0.63               $1.97
  Net Income..............................        $1.48           $1.02               $1.35
  Cash dividends declared.................        $1.02           $1.16               $1.02

See Footnotes to Restated Condensed Combined Statements of Income.

                           CORESTATES FINANCIAL CORP
                RESTATED CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1991
                   (in thousands, except per share amounts)

                                                                               CoreStates &
                                             CoreStates       Independence     Independence
                                                and           Bancorp, and        Bancorp
                                            Subsidiaries    Subsidiaries (A)     Combined
                                            ------------    ----------------   ------------
Interest Income:
  Interest and fees on loans..............   $1,946,080        $170,761          $2,116,841
  Interest on investment securities.......      209,009          52,734             261,743
  Interest on time deposits in banks......       73,775           6,006              79,768 (B)
  Interest on federal funds sold and
    securities purchased under
    agreements to resell..................       25,558           1,316              26,874
  Other interest income...................           51                                  51
                                             ----------        --------          ----------
       Total interest income..............    2,254,473         230,817           2,485,277
                                             ----------        --------          ----------

Interest Expense:
  Interest on deposits....................      835,700         114,712             950,399 (B)
  Interest on funds borrowed..............      166,487           5,118             171,605
  Interest on long-term debt..............       84,418           5,945              90,363
                                             ----------        --------          ----------
       Total interest expense.............    1,086,605         125,775           1,212,367
                                             ----------        --------          ----------

       Net interest income................    1,167,868         105,042           1,272,910
Provision for losses on loans.............      272,596          18,665             291,261
                                             ----------        --------          ----------
       Net interest income after
         provision for losses on loans....      895,272          86,377             981,649
                                             ----------        --------          ----------

Non-Interest Income:
  Service charges on deposit accounts.....      135,148           7,841             142,989
  Trust income............................       93,386           3,976              97,362
  Fees for international services.........       47,275                              47,275
  Debit and credit card fees..............      166,167           1,889             168,056
  Securities gains (losses)...............      (14,175)            307             (13,868)
  Other operating income..................      159,312          14,439             173,751
                                             ----------        --------          ----------
       Total non-interest income..........      587,113          28,452             615,565
                                             ----------        --------          ----------

Non-Financial Expenses:
  Salaries, wages and benefits............      575,438          44,921             620,359
  Net occupancy...........................      115,462           6,386             121,848
  Equipment expenses......................       83,091           5,975              89,066
  Other operating expenses................      455,265          32,927             488,192
                                             ----------        --------          ----------
       Total non-financial expenses.......    1,229,256          90,209           1,319,465
                                             ----------        --------          ----------
  Income before income taxes..............      253,129          24,620             277,749
  Provision for income taxes..............       90,503           5,664              97,432 (C)
                                             ----------        --------          ----------
  Net income..............................   $  162,626        $ 18,956          $  180,317
                                             ==========        ========          ==========

  Average common shares outstanding.......      117,016          11,012             133,534
  Per Common Share Data:
  Net Income..............................        $1.39           $1.72               $1.35
  Cash dividends declared.................        $0.97           $1.16               $0.97

See Footnotes to Restated Condensed Combined Statements of Income.

                        FOOTNOTES TO RESTATED CONDENSED
                         COMBINED STATEMENTS OF INCOME


(A)  Certain amounts have been reclassified for comparative purposes.

(B) Reflects the elimination of intercompany interest on deposits, long-term debt and federal funds transactions.

(C) In 1993, Independence retroactively adopted FAS 109 as of January 1, 1987. Independence's adoption of FAS 109 and the impact of applying pooling of interests accounting rules had the following effects on restated income and period-end common shareholders' equity:

                             Increase (decrease)          Cumulative
                               in net income          increase (decrease)
                             ------------------            in common
                              Amount      Per Share   shareholders' equity
                           ---------      ----------  ---------------------
Three Months ended:
  March 31, 1994........           -            -             -
Year ended:
     December 31, 1993..           -            -             -
     December 31, 1992..     $(4,378)       $(.03)            -
     December 31, 1991..      (1,265)        (.01)       $4,378

(D) Effective January 1, 1993, CoreStates adopted FAS 112, "Employers' Accounting for Postemployment Benefits." CoreStates recognized the January 1, 1993 FAS 112 transitional liability of $20.0 million, $13.0 million after-tax or $0.09 per share, as the cumulative effect of a change in accounting principle. The impact of FAS 112 on Independence is immaterial.

(E) Effective January 1, 1992, CoreStates adopted FAS 106, "Employers Accounting for Postretirement Benefits other than Pensions." CoreStates elected to recognize immediately the January 1, 1992 transitional liability of $128.7 million, $84.9 million after-tax or $0.62 per share, as the cumulative effect of a change in accounting principle. The impact of FAS 106 on Independence is immaterial.

(F) During the first quarter of 1994, Independence recognized a $3.4 million after-tax, or $0.02 per share, impairment loss on certain mortgage securities. The loss was the result of a write down to fair value of these securities which were deemed to be impaired. This resulted from a Financial Accounting Standards Board ("FASB") interpretation of a 1993 accounting change, Statement of Financial Accounting Standards No. 115. The interpretation reached by a consensus of the FASB Emerging Issues Task Force in March 1994 provided more definitive criteria for recognition of impairment losses on these types of securities.

                        PRO FORMA FINANCIAL INFORMATION
                 OF CORESTATES FINANCIAL CORP AND SUBSIDIARIES
                                  (UNAUDITED)


     The following unaudited pro forma condensed combined financial statements reflect the proposed combination of CoreStates and Germantown Savings Bank ("Proposed Combination") as if it had become effective on January 1, 1993 for pro forma statement of income presentation and on June 30, 1994 for pro forma balance sheet presentation. The Proposed Combination will be accounted for, in accordance with generally accepted accounting principles, as a purchase of Germantown by CoreStates. Under the purchase method of accounting, all assets and liabilities of Germantown at June 30, 1994 have been adjusted, net of income tax effects, to their current fair values and combined with the asset and liability book values of CoreStates. The Consolidated Balance Sheet and Statements of Income of CoreStates reflect the restatement for the June 27, 1994 acquisition of Independence Bancorp, Inc. under the pooling of interests method of accounting as presented on pages 3-11.

     This pro forma financial information is based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information as necessary to comply with the disclosure requirements of the Commission. Where applicable, the pro forma adjustments have been separately tax effected at a 35% statutory rate. The pro forma information has been prepared using the historical consolidated financial statements and notes thereto. The unaudited pro forma condensed combined financial statements do not purport to be indicative of the combined financial position or results of operations of future periods or indicative of the results that actually would have been realized had the entities been a single entity during these periods.

     The accompanying unaudited pro forma financial information assumes that
5.399 million CoreStates Common Shares will be issued in the Proposed
Combination.

     Pro forma cash dividends declared for the periods presented assume that CoreStates would have declared cash dividends per share equal to the cash dividends per share declared by CoreStates prior to June 30, 1994.

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)
                                 June 30, 1994
                   (in thousands, except per share amounts)

                                            CoreStates        Germantown                           Pro Forma
                                               and              Savings        Pro Forma            Balance
ASSETS                                     Subsidiaries          Bank         Adjustments            Sheet
                                          --------------     ------------    -------------        ------------
 Cash and due from banks.................   $2,217,192          $25,266          $   (113) (A)     $2,242,345
 Time deposits...........................    1,686,462              139                             1,686,601
 Investment securities...................    2,970,896          533,337             7,819  (D)      3,512,052
 Loans, net of unearned discounts........   19,562,687        1,009,174            12,522  (D)     20,584,383
 Allowance for loan losses...............     (475,296)         (23,770)                             (499,066)
 Federal funds sold and securities
  purchased under agreements to resell...       57,853           18,000            (7,000) (A)         68,853
 Trading account securities..............        2,876                                                  2,876
 Due from customers on acceptances.......      319,691                                                319,691
 Premises and equipment..................      420,034            7,065                               427,099
 Other assets............................      701,214           25,452           143,793  (B)(D)     870,459
                                          --------------     ------------    -------------        ------------
      Total assets.......................  $27,463,609       $1,594,663          $157,021         $29,215,293
                                          ==============     ============    =============        ============
LIABILITIES
 Deposits:
  Domestic:
   Non-interest bearing..................   $5,961,821          $52,447          $   (113) (A)     $6,014,155
   Interest bearing......................   13,322,247        1,380,050             9,362  (D)     14,711,659
  Overseas branches and subsidiaries.....      841,504                                                841,504
                                          --------------     ------------    -------------        ------------
    Total deposits.......................   20,125,572        1,432,497             9,249          21,567,318
 Funds borrowed..........................    2,186,305                             (7,000) (A)      2,179,305
 Bank acceptances outstanding............      307,216                                                307,216
 Other liabilites........................    1,023,152           10,661            46,147  (B)(D)   1,079,960
 Long-term debt..........................    1,657,175                            117,058  (C)      1,774,233
                                          --------------     ------------    -------------        ------------
     Total liabilites....................   25,299,420        1,443,158           165,454          26,908,032
 SHAREHOLDERS' EQUITY
 Common stock............................      145,849              420             5,399  (C)        151,248
                                                                                     (420) (C)
 Capital surplus.........................      781,516           38,653           137,673  (C)        919,189
                                                                                  (38,653) (C)
 Retained earnings.......................    1,356,105          112,432          (112,432) (C)      1,356,105

 Treasury stock..........................     (119,281)                                              (119,281)
                                          --------------     ------------    -------------        ------------
      Total shareholders' equity.........    2,164,189          151,505            (8,433)          2,307,261

      Total liabilities and.............. --------------     ------------    -------------        ------------
      shareholders' equity...............  $27,463,609       $1,594,663          $157,021         $29,215,293
                                          ==============     ============    ============         ============

 Shares Outstanding (in thousands).......      141,310            4,196             1,203             146,709

 Book value per share....................       $15.32           $36.11                                $15.89

See Footnotes to Pro Forma Condensed Combined Balance Sheet.

             FOOTNOTES TO PROFORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)


(A)  Elimination of intercompany deposits and other intercompany funding.

(B) Reflects charges of approximately $41.9 million, $27.3 million after the related tax effects, for expenses directly attributable to the Proposed Combination including $16.1 million to cash out Germantown stock options, $10.0 million to write down duplicate Germantown facilities and systems and $9.0 million for employee severance.

(C) Represents the purchase price in the Proposed Combination using the following assumptions:

          1) Shareholders of Germantown will receive, for each of the 4,195,647 Germantown Common Shares outstanding at June 30, 1994, $62 per share payable 55% in equivalent value CoreStates Common Shares, 45% in cash, for a total purchase price of $260 million.
          2) The market value for CoreStates Common Shares, for purposes of Germantown pro forma calculations, was assumed to be $26.50 per share.

          3) CoreStates Common Shares issued in the Proposed Combination will equal 5.399 million shares.
          4) The cash portion of the purchase price was assumed to be raised through the issuance of seven-year notes at 7 1/4%.
          5) The elimination of Germantown's total shareholders' equity at June 30, 1994 after reduction for the $41.9 million, $15.7 million after-tax, of expenses directly attributable to the proposed combination.

(D) Represents the estimated adjustments of Germantown's assets and liabilities to their fair values (which were determined using information available at the most recent practicable date), the intangible asset related to the value of the deposit base acquired, which is estimated to be approximately $28 million ($43 million marked up for deferred taxes as required by FAS
     109), and the adjustment of approximately $101 million arising from the excess of the total purchase price over net assets acquired (i.e. goodwill).

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                                  (UNAUDITED)
                        Six Months Ended June 30, 1994
                    (in thousands, except per share amounts)

                                                  Corestates       Germantown                      Pro Forma
                                                     and             Savings       Pro Forma        Balance
                                                 Subsidiaries         Bank        Adjustments        Sheet
                                                 ------------      ----------     -----------      ---------
Interest Income:
 Interest and fees on loans...................      $813,054         $38,737       $ (1,252)(B)     $850,539
 Interest on investment securities............        80,081          14,012         (1,150)(B)       92,943
 Interest on time deposits in banks...........        26,345               2                          26,347
 Interest on federal funds sold and
  securities purchased under agreements to
  resell......................................         3,652             375           (101)(A)        3,926
 Other interest income........................            33                                              33
                                                 ------------      ----------     ----------       ---------
     Total interest income....................       923,165          53,126         (2,503)         973,788

Interest Expense:
 Interest on deposits.........................       168,838          20,208         (3,121)(B)      185,925
 Interest on funds borrowed...................        39,599              60           (101)(A)       39,558
 Interest on long-term debt...................        36,725                          4,209 (B)       40,934
                                                 ------------      ----------     ----------       ---------
     Total interest expense...................       245,162          20,268            987          266,417
                                                 ------------      ----------     ----------       ---------
     Net interest income......................       678,003          32,858         (3,490)         707,371
Provision for losses on loans.................       196,900             200                         197,100
                                                 ------------      ----------     ----------       ---------
     Net interest income after provision
       for losses on loans....................       481,103          32,658         (3,490)         510,271
                                                 ------------      ----------     ----------       ---------
Non-Interest Income:
 Service charges on deposits..................        93,006           1,356                          94,362
 Trust income.................................        49,213                                          49,213
 Fees for international services..............        37,440                                          37,440
 Debit and credit card fees...................        30,503              80                          30,583
 Securities gains (losses)                             9,920             145                          10,065
 Other operating income.......................        67,902             682             (2)(A)       68,582
                                                 ------------      ----------     ----------       ---------
     Total non-interest income                       287,984           2,263             (2)         290,245
                                                 ------------      ----------     ----------       ---------
Non-Financial Expenses:
 Salaries, wages and benefits.................       319,948          10,214                         330,162
 Net occupancy................................        58,621           2,346                          60,967
 Equipment expense............................        38,466             829                          39,295
 Other operating expenses.....................       295,417           5,232          5,506 (A)(B)   306,155
                                                 ------------      ----------     ----------       ---------
     Total non-financial expense..............       712,452          18,621          5,506          736,579
                                                 ------------      ----------     ----------       ---------
Income before income taxes....................        56,635          16,300         (8,998)          63,937
Provision for income taxes....................        23,539           5,544         (3,149)(B)       25,934
                                                 ------------      ----------     ----------       ---------
Income before cumulative effect of a
  change in accounting principle (D)..........      $ 33,096         $10,756       $ (5,849)        $ 38,003
                                                 ============      ==========     ==========       =========

Average common shares outstanding.............       143,368           4,195                         148,766

Per Common Share Data:
Income before cumulative effect of a
  change in accounting principle..............      $   0.23         $  2.56                        $   0.26
Cash dividends declared.......................      $   0.60         $  0.25                        $   0.60


                           CORESTATES FINANCIAL CORP
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1993
                   (in thousands, except per share amounts)

                                                                                                   CoreStates
                                             CoreStates                          Germantown           and
                                                and          Germantown          Pro Forma          Germantown
                                            Subsidiaries     Saving Bank         Ajustments         Pro Forma
                                            ------------     -----------         -----------       ------------
Interest Income:
  Interest and fees on loans..............   $1,585,015         $84,413           $ (2,504)(B)      $1,666,924
  Interest on investment securities.......      205,170          27,371             (2,383)(A)(B)      230,158
  Interest on time deposits in banks......       44,340              10                                 44,350
  Interest on federal funds sold and
    securities purchased under
    agreements to resell..................        7,280             680                                  7,960
  Other interest income...................           59                                                     59
                                            ------------     -----------         -----------       ------------
       Total interest income..............    1,841,864         112,474             (4,887)          1,949,451
                                            ------------     -----------         -----------       ------------

Interest Expense:
  Interest on deposits....................      379,813          47,746             (6,180)(B)         421,379
  Interest on funds borrowed..............       67,001             124                (83)(A)          67,042
  Interest on long-term debt..............       69,779                              8,474 (B)          78,253
                                            ------------     -----------         -----------       ------------
       Total interest expense.............      516,593          47,870               2,211            566,674
                                            ------------     -----------         -----------       ------------

       Net interest income................    1,325,271          64,604              (7,098)         1,382,777
Provision for losses on loans.............      121,201           1,900                                123,101
                                            ------------     -----------         -----------       ------------
       Net interest income after
         provision losses on loans........    1,204,070          62,704              (7,098)         1,259,676
                                            ------------     -----------         -----------       ------------

Non-Interest Income:
  Service charges on deposit accounts.....      179,428           3,268                 (19)(A)        182,677
  Trust income............................      101,793                                                101,793
  Fees for international services.........       69,432                                                 69,432
  Debit and credit card fees..............       61,717             163                                 61,880
  Securities gains (losses)...............       16,110           1,179                                 17,289
  Other operating income..................      145,550           1,824                                147,374
                                            ------------     -----------         -----------       ------------
       Total non-interest income..........      574,030           6,434                 (19)           580,445
                                            ------------     -----------         -----------       ------------

Non-Financial Expenses:
  Salaries, wages and benefits............      622,968          19,992                                642,960
  Net occupancy...........................      114,951           4,618                                119,569
  Equipment expenses......................       74,844           1,728                                 76,572
  Other operating expenses................      429,099          11,840              11,609(A)(B)      452,548
                                            ------------     -----------         -----------       ------------
       Total non-financial expenses.......    1,241,862          38,178              11,609          1,291,649
                                            ------------     -----------         -----------       ------------
Income before income taxes................      536,238          30,960             (18,726)           548,472
Provision for income taxes................      173,809          10,462              (6,554)(B)        177,717
                                            ------------     -----------         -----------       ------------
Income before cumulative effect of a
  change in accounting principle..........   $  362,429         $20,498           $ (12,172)        $  370,755
                                            ===========      ===========         ===========       ============
  Average common shares outstanding.......      145,398           4,136                                151,031
  Per Common Share Data:
  Income before cumulative effect of a
    change in accounting principle........        $2.49           $4.68                                  $2.45
  Cash dividends declared.................        $1.14           $0.40                                  $1.14

See Footnotes to Restated Condensed Combined Statements of Income.

         FOOTNOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)


(A) Reflects the elimination of intercompany interest on long-term debt and other intercompany funding and intercompany servicing fees.

(B) Reflects the anticipated impact of the purchase accounting adjustments (which were determined using information available at the most recent practicable date) assuming the Proposed Combination was effective on January 1, 1993. For the purposes of determining the effects on the pro forma combined condensed statements of income, the following pro forma adjustments have been made (in thousands):

     1) Amortization of the premium on the loan and investment securities portfolios and certificates of deposit and the related income tax effects.
     2) Amortization of intangibles including goodwill and deposit base intangible which was calculated using lives of 15 years and 10 years, respectively. As required by FAS 109, the provision for income taxes assumes that the amortization of the deposit base intangible is deductible for Federal income tax purposes.
     3) Interest expense on the seven-year 7 1/4% notes which were assumed issued to fund the cash portion of the purchase price.

(C) Effective January 1, 1993, CoreStates adopted FAS 112, "Employers' Accounting for Postemployment Benefits." CoreStates recognized the January 1, 1993 FAS 112 transitional liability of $20.0 million, $13.0 million after-tax or $0.09 per share, as the cumulative effect of a change in accounting principle. The impact of FAS 112 on Germantown is immaterial.

(D) During the first quarter of 1994, Independence recognized a $3.4 million after-tax, or $0.02 per share, impairment loss on certain mortgage securities. The loss was the result of a write down to fair value of these securities which were deemed to be impaired. This resulted from a Financial Accounting Standards Board ("FASB") interpretation of a 1993 accounting change, Statement of Financial Accounting Standards No. 115. The interpretation reached by a consensus of the FASB Emerging Issues Task Force in March 1994 provided more definitive criteria for recognition of impairment losses on these types of securities.